AMENDMENT I

The following amends the Reinsurance Agreement between Golden American Life Insurance Company (hereinafter referred to as the "Ceding Company") and Security Life of Denver International Limited of Hamilton Bermuda (hereinafter referred to as the "Reinsurer") effective on January 1, 2000 (hereinafter referred to as the "Original Agreement"). The Original Agreement is revised as follows:

Section 1 - DEFINITIONS
Amend to:

Combine g. and h.

g. A Claim is defined as the contractual liability under the Ceding Company's in-force Policy arising from i.) the actual death of the owner (or upon the death of the first owner in the case where there are joint owners) or upon the death of the annuitant if the owner is a non-natural person, or ii.) a Living Benefit rider as listed in Schedule A.

h. A Covered Policy is defined as a Minimum Guaranteed Death Benefit ("MGDB") and/or Living Benefit Rider and/or Earnings Enhancement Benefit Rider under variable and fixed annuity Policies specified in Schedule A that are directly written by the Ceding Company and reinsured under this Agreement.

i. A Benefit is defined as the benefit provision associated with the appropriate Covered Policy. A Covered Policy may provide for one or more Benefits as listed in Exhibits A, B, and C.

Adjust lettering from j. to the end of Section 1 - Definitions.
Beginning with j.  Benefit Amount.

k. The Net Amount at Risk for each Benefit is defined pursuant to Exhibits A(I), B(I), and C(I), depending on the Benefit.

Section 4 - REINSURANCE PREMIUMS
Amend to:

The Base Reinsurance Premium for each Benefit is determined for each Accounting Period and is equal to the current monthly MGDB charge for the Accounting Period, as defined in Exhibit A, times the corresponding nominal MGDB charge base, as defined in Exhibit D, plus the current monthly Living Benefit charge for the Accounting Period, as defined in Exhibit B, times the corresponding nominal living benefit charge base, as defined in Exhibit D plus the current monthly EEB charge for the Accounting Period, as defined in Exhibit C, times the corresponding nominal EEB base, as defined in Exhibit D. The Reinsurer may change Current Charges upon 90 days notice but may not exceed the guaranteed charges specified in Exhibits A, B, and C.

The Total Base Reinsurance Premium for an Accounting Period is the sum of the Base Reinsurance Premium for each Benefit provided under the Covered Policy.

Section 6 - CLAIMS
Amend to:

a. Notice Of Claim. Ceding Company will notify Reinsurer, as soon as reasonably possible, after it receives a claim (i.e. MGDB, EEB) or when a living benefit claim is due. The amount payable by the Reinsurer will be the Reinsured Net Amount at Risk as of the date determined pursuant to the underlying contract.

    For the MGIB rider, the Reinsured Net Amount at Risk shall be payable as of the date the rider is exercised. For the MGAB and MGWB riders, amounts payable under this agreement shall be calculated and payable at the same time as the benefit under the contract.


SCHEDULE A
Add the following to Schedule A:

Landmark
Deferred Comb. Variable & Fixed Annuity Certificate (Group)     GA-CA-1082-03/01
Deferred Comb. Variable & Fixed Annuity Contract (Ind. MVA)     GA-IA-1082-03/01
Deferred Comb. Variable & Fixed Annuity Master Contract (Group) GA-MA-1082-03/01
Deferred Variable Annuity Contract (Individual GID)             GA-IA-1083-03/01

Other
Earnings Enhancement Benefit Rider (GoldenSelect Earnings Multiplier) GA-RA-1086

EXHIBIT A - MGDB Benefits
Amend as attached.

EXHIBIT B - Living Benefits
Amend as attached.

EXHIBIT C - EEB Benefits
Exhibit C becomes Exhibit D.
New Exhibit C as attached.

EXHIBIT D - MGDB / EEB / LIVING BENEFIT CHARGE BASE
Add the following to Exhibit D.

Earnings Enhancement Benefit (GoldenSelect Earnings Multiplier)
     Average of the beginning of period Accumulation Value before MVA adjustment and the ending Accumulation Value before MVA adjustment associated with Applicable Funds.

In witness of the above, this Amendment is executed in duplicate on the date indicated below with an Effective Date of May 1, 2001.

Date Signed 28th September 2001
            -------------------

Golden American Life Insurance Company     Security Life of Denver
                                            International, Limited


Signed by: /s/Frank Scott Rocco         Signed by: /s/Nicholas E.J. Wheeler
          ---------------------                   -------------------------

Print: Frank Scott Rocco                Print: Nicholas E.J. Wheeler
      ------------------                      ----------------------

Title: AVP and Actuary                  Title: Vice President
      ----------------                        ---------------

                              EXHIBIT C
                      Earnings Enhancement Benefits


Terminology applicable to this Exhibit
EEB               - Earnings Enhancement Benefit
GSEM              - GoldenSelect Earnings Multiplier
Max 7%            - Max 7 Enhanced Death Benefit
Max 5.5%          - Max 5.5 Enhanced Death Benefit
7% Solution       - 7% Solution Enhanced Death Benefit
5.5% Solution     - 7% Solution Enhanced Death Benefit
Deferred Ratchet  - Deferred Ratchet Death Benefit (ESII)
Annual Ratchet    - Annual Ratchet Enhanced Death Benefit
Standard          - Standard Death Benefit
bp                - basis points


I.   Net Amount at Risk

a. The Net Amount at Risk for the GoldenSelect Earnings Multiplier is defined as:

      Benefit Factor x Minimum (Cap, Gain), where

(i.) Benefit Factor   =   55%, issue ages 0 to 69
                      =   30%, issue ages 70 to 75

(ii.)    Cap =

-    if rider added at contract issue:
     150% x Premiums adjusted for withdrawals

-    if rider added after contract issue:
     150% x Accumulation Value on rider effective date adjusted for subsequent premiums and withdrawals

(iii.)   Gain =

-    if rider added at contract issue:
     Accumulation Value at death without MVA less premiums adjusted for withdrawals

-    if rider added after contract issue:
     Accumulation Value at death without MVA less Accumulation Value at rider effective date adjusted for subsequent premiums and withdrawals